UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 1, 2003

                             WILLIAMS CONTROLS, INC.
                             -----------------------
               (Exact name of Company as specified in its charter)

   Delaware                           0-18083                   84-1099587
   --------                           -------                   ----------
(State or other                (Commission File No.)         (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

Williams Controls, Inc. sold its passenger and light truck electronic throttle control (ETC) business in Sarasota, Florida to Teleflex, Inc. This transaction was effective as of September 30, 2003. A copy of the press release announcing the sale of our passenger and light truck electronic throttle control (ETC) business is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

         99.1 Press Release, dated October 1, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                         WILLIAMS CONTROLS, INC.

Date: October 1, 2003                    By: /s/ DENNIS E. BUNDAY
                                             ------------------------------
                                               Dennis E. Bunday
                                               Chief Financial Officer